Goldman Sachs Global Staples Summit May 13, 2014 Exhibit 99.1

This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of Hillshire Brands and the combined businesses of Pinnacle and Hillshire Brands and certain plans and objectives of Hillshire Brands with respect thereto, including the expected benefits of the proposed merger .
These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts.
Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”,
“goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of approval of both Hillshire
Brands’ stockholders and Pinnacle Foods’ stockholders; and the risk that financing for the transaction may not be available on favorable terms. These forward-looking statements are based on numerous assumptions and assessments made by Hillshire Brands in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Hillshire Brands’ plans with respect to Pinnacle Foods, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Hillshire Brands assumes no obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Hillshire Brands’
Annual Report on Form 10-K for the fiscal year ended June 29, 2013 and in its reports on Form 10-Q and Form 8-K.
Disclosure

• Creates $7 billion company with iconic brands and leading positions in frozen, refrigerated and grocery categories
• Unites complementary companies focused on brand building and innovation while maintaining lean cost structure
• Will deliver enhanced scale, margin expansion and input cost diversification
• Compelling financial impact – expect immediate accretion, significant synergies and meaningful revenue opportunities
• Strong combined cash flows will enable continued investment to support growth and drive long-term shareholder returns
Key Elements of the New Hillshire
Brands

Since 1934 Hillshire Farm

Jimmy Dean

Birds Eye

Ball Park

Duncan Hines

Vlasic

Wish-Bone

van's natural foods

aidells

Golden Island

Hillshire Brands

4 The New Hillshire Brands Portfolio Highlights Three >$1B Brands One >$500M Brand Three >$250M Brands Three Up-and-Coming Brands Refrigerated Frozen Grocery

Jimmy Dean

Hillshire Farm

Birds Eye

Ball Park

Duncan Hines

Vlasic

Birds Eye Voila!

Mrs. Butterworth's

Log Cabin

Wish Bone

Hillshire Brands

Source: Company filings and IRI U.S. Multi-Outlet data for the 52 weeks ended March 30, 2014
Leading Market Shares
Brand Category
Market
Position
IRI Market Share %
Breakfast Sausage #1 30%
Frozen Protein Breakfast #1 54%
Smoked Sausage #1 25%
Lunchmeat #3 9%
Frozen Vegetables #1 26%
Hot Dogs #1 22%
Cake / Brownie Mixes & Frostings #2 24%
Shelf-Stable Pickles #1 35%
Frozen Complete Bagged Meals #1 29%
Table Syrups #2/#3 21%
Italian Dressing #1 25%

New Avenues for Further Growth
Combined Scale and Co-Branding
Applying Hillshire’s Scale and Capabilities to
Pinnacle Brands
Coupling Hillshire’s Brands and Innovation
Capabilities With Pinnacle’s Scale
Frozen
Refrigerated
Center Store
Grocery

~10%
~15%
Hillshire
Hillshire
+
Pinnacle

65%
35%
75%
25%
Hillshire
Hillshire
+
Pinnacle

Hillshire
BRANDS

Operating Income Margin
(1)
Note: Figures based on Hillshire’s FY’14 year to date
1) Estimate includes three quarters’ impact of $140 million in expected run-rate synergies
2) Estimate represents approximate contribution to FY2013 total COGS
Stronger Margin Profile and More
Diversified Input Costs
Input Cost Diversification
(2)
Protein
Other

8.8%
8.6%
Hillshire
BRANDS
Pinnacle
Hillshire
BRANDS
+
Pinnacle

Hillshire
BRANDS

1) SG&A as % of sales is adjusted to exclude certain items for comparability
2) Excludes MAP and distribution
(2)
(incl expected
synergies)
Lean Cost Structure
Adjusted Core SG&A as % of Sales
(1)
(2)

Meaningful Cost Synergies Drive Strong
Accretion
• Estimated cost synergies of approximately $140 million by end of
Year 3
-
Primarily derived from supply chain enhancements and
consolidation of overhead expenses
• Approximately $180 million in estimated costs to achieve synergies
• Integration teams from both organizations ready to go; will implement plans to achieve synergies and facilitate a smooth integration after closing
• Expected to be immediately accretive to EPS; 15%+ accretive in year 3

Capital Allocation
Invest in the
Business
Debt Reduction
Dividends
• $0.70/share annual dividend will remain in place
• Plan to target a payout ratio competitive with peers over time
• Focused on de-levering to return to investment grade
Share
Repurchase
and M&A
• Suspending current share repurchase program
• Augment growth with opportunistic M&A
• Overall top priority to support continued organic growth
• Support of seamless integration of Pinnacle Foods

Q&A

Additional Information and Where to Find It
The proposed merger transaction involving Hillshire Brands and Pinnacle Foods will be submitted to the respective stockholders of
Hillshire Brands and Pinnacle Foods for their consideration. In connection with the proposed merger, Hillshire Brands will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the stockholders of Hillshire Brands and
Pinnacle Foods to be filed with the Securities and Exchange Commission (the “SEC”), and each will mail the joint proxy statement/prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC.
Hillshire Brands and Pinnacle Foods urge investors and stockholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and security holders will be able to receive the registration statement containing the proxy statement/prospectus and other documents free of charge at the SEC’s web site,
http://www.sec.gov.
These documents can also be obtained (when they are available) free of charge from Hillshire Brands upon written request to the Investor Relations Department, 400 South Jefferson Street, Chicago, Illinois 60607,
telephone number (312) 614-8100 or from Hillshire Brands’ website,
http://investors.pinnaclefoods.com,
or from Pinnacle Foods upon
written request to the Investor Relations Department, 399 Jefferson Road, Parsippany, New Jersey, 07054, telephone number (973)
434-2924, or from Pinnacle Foods’ website,
http://investors.pinnaclefoods.com.
Participants in Solicitation
Hillshire Brands, Pinnacle Foods and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective stockholders of Hillshire Brands and
Pinnacle Foods in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Hillshire Brands and Pinnacle Foods in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Hillshire
Brands’ executive officers and directors in its definitive proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on September 12, 2013. You can find more information about Pinnacle Foods’ executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2014. You can obtain free copies of these documents from Hillshire Brands and Pinnacle Foods using the contact information above.
Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Disclosure